Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”)

Brookfield Real Assets Securities Fund (the “Real Assets Fund”)

(each, a “Fund,” and together, the “Funds”)

Supplement dated December 20, 2019 to the Funds’ Prospectus

dated April 30, 2019, as supplemented and amended to date

Brookfield Public Securities Group LLC (“Brookfield PSG”), the investment adviser and administrator to the Funds, has recommended to the Board of Trustees (the “Board”) of the Funds, and the Board has agreed, to certain benchmark index changes for the Funds.

Effective January 1, 2020, the Infrastructure Fund will change its benchmark index from the Dow Jones Brookfield Global Infrastructure Composite Index to the FTSE Global Core Infrastructure 50/50 Index.  The Brookfield PSG Global Listed Infrastructure investment team (the “Infrastructure Investment Team”) believes this index change will more closely align with the Infrastructure Fund’s investments and allocations across the listed infrastructure investment universe going forward.  In particular, the Infrastructure Investment Team expects the Infrastructure Fund to have an increased exposure to listed infrastructure companies in renewables and electric generation over time.  Please note that the Infrastructure Fund will compare its performance to both the Dow Jones Brookfield Global Infrastructure Composite Index and the FTSE Global Core Infrastructure 50/50 Index for one year following this change.

In addition, effective January 1, 2020, the Real Assets Fund will change its custom blended benchmark index.  There are no changes to the top-level, long-term strategic asset allocations of the custom blended benchmark index.  The custom blended benchmark index will, however, be changed at the underlying sleeve-level for the global listed infrastructure sleeve, energy infrastructure sleeve, and the real asset debt sleeve.

•                  The global listed infrastructure sleeve benchmark will change from the Dow Jones Brookfield Global Infrastructure Index to the FTSE Global Core Infrastructure 50/50 Index to more closely align with the Infrastructure Investment Team’s investments and allocations across the listed infrastructure investment universe going forward.  In particular, the Infrastructure Investment Team expects the infrastructure sleeve to have an increased exposure to listed infrastructure companies in renewables and electric generation over time.

•                  The energy infrastructure sleeve benchmark will change from the Alerian MLP Index to the Alerian Midstream Energy Index.  The Brookfield PSG Energy Infrastructure investment team believes this change is appropriate to reflect the sleeve’s increased exposure to:  (i) energy infrastructure companies structured as C-corps; and (ii) Canadian domiciled energy infrastructure companies.

•                  The real asset debt sleeve benchmark will be changed from the ICE BofA Merrill Lynch Corporate and High Yield Custom Index to the ICE BofA ML USD Real Asset Corporate and High Yield Custom Index.  The Brookfield PSG Real Asset Debt investment team believes this change is appropriate to better align sector exposure (real asset sectors only) and currency exposure (USD denominated only) of the benchmark index with the real asset debt investment sleeve.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus. For more information, please visit our website at https://publicsecurities.brookfield.com/en.

Please retain this Supplement for reference.